Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS FIRST-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., April 26, 2016 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the first quarter ended March 31, 2016.
For the quarter ended March 31, 2016, net income was $83 million, or $.64 per share, on revenues of $1.30 billion. Net income for the prior year’s first quarter was $78 million, or $.58 per share, on revenues of $1.21 billion.
Harold M. Messmer, Jr., chairman and CEO of Robert Half, said: “The U.S. job market remained solid in the first quarter as did demand for our professional staffing and consulting services, resulting in year-over-year revenue growth in all lines of business. Our accounting and finance staffing divisions had a particularly strong first quarter.”
Messmer added, “This was the company’s 24th straight quarter of double-digit earnings-per-share percentage growth on a year-over-year basis. Unlevered return on equity was 33 percent.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 8 p.m. EDT on May 26. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 84926940. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that helps companies solve problems in finance, technology, operations, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2016	2015
	(Unaudited)

Net service revenues	$1,302,625	$1,205,563
Direct costs of services	770,653	711,476

Gross margin	531,972	494,087

Selling, general and administrative expenses	398,074	365,985
Amortization of intangible assets	288	—
Interest income, net	(181)	(72)

Income before income taxes	133,791	128,174
Provision for income taxes	50,375	50,252

Net income	$83,416	$77,922

Diluted net income per share	$.64	$.58

Shares:
Basic	129,281	133,077
Diluted	130,137	134,286

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended March 31,
	2016		2015
	(Unaudited)
REVENUES:
Accountemps	$448,538	34.4%	$413,842	34.3%
OfficeTeam	240,720	18.5%	231,093	19.2%
Robert Half Technology	164,273	12.6%	153,744	12.8%
Robert Half Management Resources	155,634	12.0%	144,839	12.0%
Robert Half Finance & Accounting	106,289	8.1%	98,413	8.1%
Protiviti	187,171	14.4%	163,632	13.6%
Total	$1,302,625	100.0%	$1,205,563	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$374,588	37.1%	$348,758	37.0%
Permanent placement staffing	106,139	99.9%	98,239	99.8%
Risk consulting and internal audit services	51,245	27.4%	47,090	28.8%
Total	$531,972	40.8%	$494,087	41.0%

OPERATING INCOME:
Temporary and consultant staffing	$97,883	9.7%	$92,801	9.8%
Permanent placement staffing	21,502	20.2%	19,031	19.3%
Risk consulting and internal audit services	14,513	7.8%	16,270	9.9%
Total	$133,898	10.3%	$128,102	10.6%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$288		$—
Depreciation expense	$15,123		$13,006
Capital expenditures	$18,810		$13,346
Open market repurchases of common stock (shares)	682		481

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	March 31,
	2016	2015
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$214,119	$260,885
Accounts receivable, less allowances	$734,378	$661,251
Total assets	$1,744,864	$1,637,286
Current liabilities	$655,317	$607,705
Notes payable and other indebtedness, less current portion	$966	$1,123
Total stockholders’ equity	$1,044,953	$984,623

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2014	2015				2016	2014	2015				2016
	Q4	Q1	Q2	Q3	Q4	Q1	Q4	Q1	Q2	Q3	Q4	Q1
Global
Accountemps	9.6	8.0	6.6	4.3	5.8	8.4	11.6	12.2	10.1	7.6	7.5	8.3
OfficeTeam	12.6	9.5	6.9	4.8	4.1	4.2	14.7	14.1	10.8	8.3	5.8	3.7
RH Technology	11.4	16.2	16.6	13.3	9.6	6.8	12.7	19.0	18.8	15.4	10.2	6.2
RH Management Resources	14.1	10.4	2.0	-2.4	4.0	7.5	17.3	17.3	7.9	2.9	7.1	7.7
Temporary and consultant staffing	11.3	10.0	7.5	4.8	5.7	7.0	13.4	14.5	11.3	8.3	7.4	6.7
Permanent placement staffing	12.8	6.2	7.5	8.2	5.1	8.0	15.7	11.9	13.0	13.6	8.2	8.6
Total staffing	11.5	9.7	7.5	5.1	5.7	7.1	13.6	14.2	11.5	8.8	7.5	6.9
Protiviti	20.9	22.0	20.4	20.5	13.9	14.4	22.5	26.6	23.4	23.0	15.4	13.7
Total	12.7	11.2	9.2	7.2	6.8	8.1	14.9	15.9	13.1	10.9	8.7	7.8

United States
Temporary and consultant staffing	13.8	14.8	12.4	9.9	9.2	8.5	14.0	15.6	12.4	9.8	8.2	7.3
Permanent placement staffing	20.8	15.6	18.7	16.2	11.5	12.9	21.0	16.4	18.6	16.1	10.5	11.6
Total staffing	14.3	14.8	12.9	10.4	9.4	8.9	14.6	15.7	12.9	10.3	8.4	7.6
Protiviti	26.9	26.2	24.3	24.6	15.5	16.2	27.1	27.9	24.1	24.4	15.1	14.9
Total	16.0	16.3	14.5	12.5	10.3	9.9	16.4	17.5	14.5	12.6	9.5	8.7

International
Temporary and consultant staffing	3.1	-6.0	-9.3	-12.8	-7.2	0.5	11.4	10.6	7.7	3.1	4.4	4.5
Permanent placement staffing	-0.6	-9.8	-11.9	-7.3	-7.8	-2.8	6.8	4.0	3.1	8.9	3.5	2.0
Total staffing	2.6	-6.6	-9.7	-12.1	-7.3	0.0	10.8	9.6	7.0	3.9	4.3	4.1
Protiviti	-1.2	4.8	4.0	1.2	6.0	5.4	5.4	21.3	20.4	16.4	16.9	8.0
Total	2.1	-5.4	-8.2	-10.7	-5.8	0.6	10.1	11.0	8.5	5.3	5.9	4.6
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Accountemps
As Reported	9.6	8.0	6.6	4.3	5.8	8.4
Billing Days Impact	0.3	0.9	-0.1	-0.2	-0.9	-1.2
Currency Impact	1.7	3.3	3.6	3.5	2.6	1.1
Same Billing Days and Constant Currency	11.6	12.2	10.1	7.6	7.5	8.3
OfficeTeam
As Reported	12.6	9.5	6.9	4.8	4.1	4.2
Billing Days Impact	0.2	0.8	-0.1	-0.2	-1.0	-1.2
Currency Impact	1.9	3.8	4.0	3.7	2.7	0.7
Same Billing Days and Constant Currency	14.7	14.1	10.8	8.3	5.8	3.7
Robert Half Technology
As Reported	11.4	16.2	16.6	13.3	9.6	6.8
Billing Days Impact	0.3	0.9	0.0	-0.1	-1.0	-1.2
Currency Impact	1.0	1.9	2.2	2.2	1.6	0.6
Same Billing Days and Constant Currency	12.7	19.0	18.8	15.4	10.2	6.2
Robert Half Management Resources
As Reported	14.1	10.4	2.0	-2.4	4.0	7.5
Billing Days Impact	0.2	0.9	0.0	0.0	-1.0	-1.3
Currency Impact	3.0	6.0	5.9	5.3	4.1	1.5
Same Billing Days and Constant Currency	17.3	17.3	7.9	2.9	7.1	7.7
Temporary and consultant staffing
As Reported	11.3	10.0	7.5	4.8	5.7	7.0
Billing Days Impact	0.3	0.9	0.0	-0.1	-1.0	-1.3
Currency Impact	1.8	3.6	3.8	3.6	2.7	1.0
Same Billing Days and Constant Currency	13.4	14.5	11.3	8.3	7.4	6.7
Permanent placement staffing
As Reported	12.8	6.2	7.5	8.2	5.1	8.0
Billing Days Impact	0.2	0.9	0.0	-0.2	-0.9	-1.2
Currency Impact	2.7	4.8	5.5	5.6	4.0	1.8
Same Billing Days and Constant Currency	15.7	11.9	13.0	13.6	8.2	8.6
Total staffing
As Reported	11.5	9.7	7.5	5.1	5.7	7.1
Billing Days Impact	0.2	0.8	0.0	-0.1	-1.0	-1.3
Currency Impact	1.9	3.7	4.0	3.8	2.8	1.1
Same Billing Days and Constant Currency	13.6	14.2	11.5	8.8	7.5	6.9
Protiviti
As Reported	20.9	22.0	20.4	20.5	13.9	14.4
Billing Days Impact	0.2	1.6	-0.1	-0.2	-0.4	-1.4
Currency Impact	1.4	3.0	3.1	2.7	1.9	0.7
Same Billing Days and Constant Currency	22.5	26.6	23.4	23.0	15.4	13.7
Total
As Reported	12.7	11.2	9.2	7.2	6.8	8.1
Billing Days Impact	0.3	1.1	0.0	0.0	-0.8	-1.3
Currency Impact	1.9	3.6	3.9	3.7	2.7	1.0
Same Billing Days and Constant Currency	14.9	15.9	13.1	10.9	8.7	7.8

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Temporary and consultant staffing
As Reported	13.8	14.8	12.4	9.9	9.2	8.5
Billing Days Impact	0.2	0.8	0.0	-0.1	-1.0	-1.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	14.0	15.6	12.4	9.8	8.2	7.3

Permanent placement staffing
As Reported	20.8	15.6	18.7	16.2	11.5	12.9
Billing Days Impact	0.2	0.8	0.0	-0.1	-1.0	-1.3
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	21.0	16.4	18.7	16.1	10.5	11.6

Total staffing
As Reported	14.3	14.8	12.9	10.4	9.4	8.9
Billing Days Impact	0.3	0.9	0.0	-0.1	-1.0	-1.3
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	14.6	15.7	12.9	10.3	8.4	7.6

Protiviti
As Reported	26.9	26.2	24.3	24.6	15.5	16.2
Billing Days Impact	0.2	1.7	-0.2	-0.2	-0.4	-1.3
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	27.1	27.9	24.1	24.4	15.1	14.9

Total
As Reported	16.0	16.3	14.5	12.5	10.3	9.9
Billing Days Impact	0.4	1.2	0.0	0.1	-0.8	-1.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	16.4	17.5	14.5	12.6	9.5	8.7

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016
Temporary and consultant staffing
As Reported	3.1	-6.0	-9.3	-12.8	-7.2	0.5
Billing Days Impact	0.2	0.8	0.0	-0.2	-1.0	-1.2
Currency Impact	8.1	15.8	17.0	16.1	12.6	5.2
Same Billing Days and Constant Currency	11.4	10.6	7.7	3.1	4.4	4.5

Permanent placement staffing
As Reported	-0.6	-9.8	-11.9	-7.3	-7.8	-2.8
Billing Days Impact	0.2	0.7	0.0	-0.1	-1.0	-1.1
Currency Impact	7.2	13.1	15.0	16.3	12.3	5.9
Same Billing Days and Constant Currency	6.8	4.0	3.1	8.9	3.5	2.0

Total staffing
As Reported	2.6	-6.6	-9.7	-12.1	-7.3	0.0
Billing Days Impact	0.3	0.8	0.0	-0.1	-1.0	-1.2
Currency Impact	7.9	15.4	16.7	16.1	12.6	5.3
Same Billing Days and Constant Currency	10.8	9.6	7.0	3.9	4.3	4.1

Protiviti
As Reported	-1.2	4.8	4.0	1.2	6.0	5.4
Billing Days Impact	0.1	1.6	-0.1	-0.2	-0.4	-1.3
Currency Impact	6.5	14.9	16.5	15.4	11.3	3.9
Same Billing Days and Constant Currency	5.4	21.3	20.4	16.4	16.9	8.0

Total
As Reported	2.1	-5.4	-8.2	-10.7	-5.8	0.6
Billing Days Impact	0.2	1.1	0.0	0.0	-0.7	-1.1
Currency Impact	7.8	15.3	16.7	16.0	12.4	5.1
Same Billing Days and Constant Currency	10.1	11.0	8.5	5.3	5.9	4.6